UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JANUARY 6, 2006

                         COMMISSION FILE NO.:  000-49756

                             THE WORLD GOLF LEAGUE, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                  98-0201235
  ------------------------------            -------------------------------
 (STATE OR OTHER JURISDICTION OF           (IRS EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)

         2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA        32779
         ---------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (407) 331-6272
                            -----------------------
                           (ISSUER TELEPHONE NUMBER)



                                      N/A
                            -----------------------
                           (FORMER NAME AND ADDRESS)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 6, 2006, The World Golf League, Inc. (the "Registrant") and Paxson Productions, Inc. d/b/a Paxson Entertainment ("Paxson") entered into a Settlement and Release Agreement regarding a broadcasting agreement which they had entered into for Paxson to broadcast The WGL Million Dollar Shootout, a reality-based television show being produced by a subsidiary of the Registrant.

The Registrant and Paxson have agreed to the following: the agreement provides, in pertinent part, that as an express condition precedent for Paxson entering into the agreement and agreeing to the terms thereof, Paxson shall retain $59,500 in license fees that the Registrant had already paid to Paxson, Paxson shall have no obligation to broadcast The WGL Million Dollar Shootout television program as originally contemplated under the broadcasting agreement, and the Registrant paid Paxson an additional sum of $65,000. The Registrant and Paxson (subject to the express conditions precedent) each agreed to release the other from any and all actions, causes of action, suits, liabilities, obligations, agreements, losses, attorney's fees, expenses, costs, damages and/or demands whatsoever, whether at law or in equity, the each ever had, had or may have had, known or unknown, against the other relating in any way to the broadcasting agreement, including without limitation any communication, representations, or warranties coinciding with that agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

10.1 (1)        Agreement with Paxson Productions, Inc.
-----------     ---------------------------------------
10.2 *          Settlement and Release Agreement with Paxson Productions, Inc.
-----------     --------------------------------------------------------------

(1) Filed as Exhibit 10.1 to the Registrant's Form 8-K filed with the Commission on August 10, 2005, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

January 9, 2006

/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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